EXHIBIT 99.1

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                           GEI, Inc.

Address of Joint Filer:                        201 High Ridge Road
                                               Stamford, CT  06927

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):               9/23/2005

Designated Filer:                              GE Financial Assurance Holdings, Inc.

Signature:

GEI, Inc.


/s/ Briggs Tobin
---------------------------
Name:   Briggs Tobin
Title:  Attorney-in-fact


December 5, 2005
-----------------
Date


                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                          General Electric Capital Corporation

Address of Joint Filer:                       260 Long Ridge Road
                                              Stamford, CT  06927

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              9/23/2005

Designated Filer:                             GE Financial Assurance Holdings, Inc.

Signature:

General Electric Capital Corporation


/s/ Briggs Tobin
---------------------------
Name:    Briggs Tobin
Title:   Attorney-in-fact


December 5, 2005
-----------------
Date



                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 General Electric Capital Services, Inc.

Address of Joint Filer:                              260 Long Ridge Road
                                                     Stamford, CT  06927

Relationship of Joint Filer to Issuer:               10% Owner

Issuer Name and Ticker or Trading Symbol:            Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     9/23/2005

Designated Filer:                                    GE Financial Assurance Holdings, Inc.

Signature:

General Electric Capital Services, Inc.


/s/ Briggs Tobin
--------------------------
Name:    Briggs Tobin
Title:   Attorney-in-fact


December 5, 2005
----------------
Date


                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 General Electric Company

Address of Joint Filer:                              3135 Easton Turnpike
                                                     Fairfield, CT  06828

Relationship of Joint Filer to Issuer:               10% Owner

Issuer Name and Ticker or Trading Symbol:            Genworth Financial, Inc. (GNW)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     9/23/2005

Designated Filer:                                    GE Financial Assurance Holdings, Inc.

Signature:

General Electric Company


/s/ Briggs Tobin
--------------------------
Name:    Briggs Tobin
Title:   Attorney-in-fact


December 5, 2005
-----------------
Date
